Time Deposits	12 Months Ended
Dec. 31, 2011
Time Deposits [Abstract]
Time Deposits
(5)	Time Deposits

At December 31, 2011, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2012	$253,146
2013	39,067
2014	14,126
2015	8,732
2016 and thereafter	9,029

Total	$324,100

At December 31, 2011 and 2010, the Company had approximately $47.0 million and $87.4 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $28.6 million and $53.0 million as of December 31, 2011 and 2010, respectively.  The weighted average rate of brokered deposits as of December 31, 2011 and 2010 was 0.99% and 1.20%, respectively.